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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-31776, No. 333-31778, No. 333-49336, No.
333-69056 and No. 333-72842) and the Registration Statements on Form S-3 (No. 333-73778 and No. 333-106759), of Harris Interactive Inc. of our reports dated July 25, 2003 relating to the financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.





      /s/ PRICEWATERHOUSECOOPERS LLP

      Rochester, New York
      September 26, 2003



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